Exhibit 99.2
Cincinnati Financial Corporation
Supplemental Financial Data
March 31, 2009
First Quarter
6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

Standard &
	A.M. Best	Fitch	Moody’s	Poor’s
Cincinnati Financial Corporation
Corporate Debt	a	A	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	AA-	A1	A+
The Cincinnati Indemnity Company	A+	AA-	A1	A+
The Cincinnati Casualty Company	A+	AA-	A1	A+
Excess and Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	—	—	—

The Cincinnati Life Insurance Company	A	AA-	—	A+
Ratings are as of April 29, 2009, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength Ratings on www.cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Cincinnati Financial Corporation
Supplemental Financial Data
First Quarter 2009

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas — property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures may improve its understanding of trends in the underlying business and help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•	Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•	Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•	Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

•	Written premium adjustment — statutory basis only: In 2002, the company refined its estimation process for matching property casualty written premiums to policy effective dates, which added $117 million to 2002 written premiums. To better assess ongoing business trends, management may exclude this adjustment when analyzing trends in written premiums and statutory ratios that make use of written premiums.
2009 First-quarter Supplement

Cincinnati Financial Corporation
Quick Reference – First Quarter 2009
(all data shown is for the three months ended or as of March 31, 2009)
(Based on reported data — see Pages 14-16 for adjusted data)

		Year over year
	3/31/2009	change %

Revenues:

Commercial lines net written premiums	$626	0.1
Personal lines net written premiums	145	(3.5)
Excess & surplus lines net written premiums	7	nm
Property casualty net written premiums	778	0.3
Commercial lines net earned premiums	557	(3.1)
Personal lines net earned premiums	171	(3.0)
Excess & surplus lines net earned premiums	4	nm
Property casualty net earned premiums	732	(2.5)
Life and accident and health net earned premiums	33	12.5
Investment income	124	(18.7)
Realized gains on investments	(2)	98.9
Other income	3	(18.0)
Total revenues	890	26.5

Income:

Operating income	$37	(65.7)
Net realized investment gains and losses	(2)	98.9
Net income	35	nm

Per share (diluted):

Operating income	$0.23	(65.2)
Net realized investment gains and losses	(0.01)	98.9
Net income	0.22	nm
Book value	23.88	(28.5)
Weighted average shares — diluted	162,663,625	(1.5)

		Year over year
	3/31/2009	change %

Benefits and expenses:

Commercial lines loss and loss expenses	$388	6.4
Personal lines loss and loss expenses	152	12.0
Excess & surplus lines loss and loss expenses	2	nm
Life and accident and health losses and policy benefits	39	9.0
Operating expenses	261	2.1
Interest expenses	14	10.2
Total expenses	856	6.5
Net income before income taxes	34	133.7
Total income tax benefit	(1)	97.4
Effective tax rate	(4.54)	nm

Ratios:

Commercial lines GAAP combined ratio	102.2%
Personal lines GAAP combined ratio	120.7
Property casualty GAAP combined ratio	107.5

Commercial lines STAT combined ratio	99.0%
Personal lines STAT combined ratio	123.9
Property casualty STAT combined ratio	105.1

Return on equity (annualized)	3.5%

Balance Sheet:

Fixed maturity investments	$6,479
Equity securities	2,302
Short-term investments	13
Other invested assets	82

Total invested assets	$8,876

Loss and loss expense reserves	$4,093
Total debt	839
Shareholders’ equity	3,881
2009 First-quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2009

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	C-SUPR	ELIM	Total
Revenues:
Premiums earned:
Property Casualty	$—	$774	$—	$—	$—	$—	$—	$774
Life	—	—	43	—	—	—	—	43
Accident health	—	—	2	—	—	—	—	2
Premiums ceded	—	(42)	(12)	—	—	—	—	(54)
Total earned premium	—	732	33	—	—	—	—	765
Investment income	9	85	30	—	—	—	—	124
Realized gain on investments	81	(55)	(27)	—	(1)	—	—	(2)
Other income	3	1	1	2	—	1	(5)	3
Total revenues	$93	$763	$37	$2	$(1)	$1	$(5)	$890

Benefits & expenses:
Losses & policy benefits	$—	$536	$50	$—	$—	$—	$(6)	$580
Reinsurance recoveries	—	7	(11)	—	—	—	5	1
Commissions	—	146	7	—	—	—	(1)	152
Other operating expenses	7	86	7	1	—	1	(3)	99
Interest expense	13	—	—	1	—	—	—	14
Taxes, licenses & fees	—	16	1	—	—	—	—	17
Incr deferred acq expenses	—	(4)	(3)	—	—	—	—	(7)
Total expenses	$20	$787	$51	$2	$—	$1	$(5)	$856

Income (loss) before income taxes	$73	$(24)	$(14)	$—	$(1)	$—	$—	$34

Provision for income taxes:
Current operating income	$—	$1	$(3)	$—	$—	$—	$—	$(2)
Capital gains/losses	28	(19)	(9)	—	—	—	—	—
Deferred	(4)	(2)	7	—	—	—	—	1
Total income tax	$24	$(20)	$(5)	$—	$—	$—	$—	$(1)

Operating income (loss)	$(4)	$32	$9	$—	$—	$—	$—	$37

Net income (loss) — current year	$49	$(4)	$(9)	$—	$(1)	$—	$—	$35

Net (loss) income — prior year	$(40)	$(4)	$2	$—	$—	$—	$—	$(42)

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
2009 First-quarter Supplement

Cincinnati Financial Corporation
Quarterly Net Income Reconciliation

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions except per share data)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08

Net income (loss)				$35	$161	$247	$63	$(42)		$21		$268		$429
Net realized investment gains and losses				(2)	69	173	(6)	(151)		(157)		16		85

Operating income				37	92	74	69	109		178		252		344
Less catastrophe losses				(34)	10	(41)	(74)	(28)		(101)		(142)		(132)

Operating income before catastrophe losses				$71	$82	$115	$143	$137		$279		$394		$476

Diluted per share data
Net income (loss)				$0.22	$0.99	$1.50	$0.38	$(0.26)		$0.13		$1.64		$2.62
Net realized investment gains and losses				(0.01)	0.42	1.05	(0.04)	(0.92)		(0.95)		0.10		0.52

Operating income				0.23	0.57	0.45	0.42	0.66		1.08		1.54		2.10
Less catastrophe losses				(0.21)	0.06	(0.25)	(0.45)	(0.17)		(0.62)		(0.87)		(0.81)

Operating income before catastrophe losses				$0.44	$0.51	$0.70	$0.87	$0.83		$1.70		$2.41		$2.91

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
2009 First-quarter Supplement

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008

Cincinnati Insurance Consolidated (including CSU)
Fixed maturities (fair value)				$4,804	$4,309	$4,183	$4,304	$4,351
Equities (fair value)				1,986	2,432	3,210	3,537	4,226
Short-term investments (fair value)				13	19	162	—	51
Fixed maturities — pretax net unrealized gain (loss)				(36)	(108)	(132)	(33)	39
Equities — pretax net unrealized gain (loss)				347	627	1,012	1,227	1,831
Loss and loss expense reserves — STAT				3,555	3,494	3,507	3,534	3,448
Equity GAAP				3,512	3,667	3,947	4,011	4,498
Surplus — STAT				3,105	3,360	3,687	3,650	4,027

The Cincinnati Life Insurance Company
Fixed maturities (fair value)				$1,534	$1,467	$1,483	$1,551	$1,534
Equities (fair value)				89	122	200	265	307
Short-term investments (fair value)				—	—	—	—	—
Fixed maturities — pretax net unrealized gain (loss)				(94)	(115)	(79)	(35)	—
Equities — pretax net unrealized gain (loss)				(27)	(7)	61	92	127
Equity — GAAP				454	471	530	617	661
Surplus — STAT				254	290	371	420	453

	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006

Cincinnati Insurance Consolidated (including CSU)
Fixed maturities (fair value)	$4,295	$4,366	$4,367	$4,362	$4,296	$4,258	$4,160	$4,189
Equities (fair value)	4,595	5,201	5,411	5,472	5,494	5,134	4,827	4,946
Short-term investments (fair value)	50	19	72	3	92	—	—	126
Fixed maturities — pretax net unrealized gain (loss)	58	23	(30)	44	47	51	(55)	2
Equities — pretax net unrealized gain (loss)	2,077	2,657	2,917	3,017	3,166	2,859	2,621	2,758
Loss and loss expense reserves — STAT	3,398	3,461	3,374	3,373	3,356	3,314	3,237	3,169
Equity GAAP	4,784	5,282	5,404	5,272	5,261	5,073	4,702	4,730
Surplus — STAT	4,307	4,782	4,937	4,741	4,723	4,607	4,342	4,334

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$1,465	$1,475	$1,415	$1,384	$1,381	$1,399	$1,344	$1,338
Equities (fair value)	371	459	478	539	532	494	458	470
Short-term investments (fair value)	51	18	29	16	3	—	—	20
Fixed maturities — pretax net unrealized gain (loss)	6	4	(4)	20	15	17	(17)	6
Equities — pretax net unrealized gain (loss)	162	225	254	305	307	271	238	256
Equity — GAAP	685	724	730	739	719	688	652	666
Surplus — STAT	477	485	491	483	479	461	459	470
2009 First-quarter Supplement

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2009	2008	Change	% Change

Underwriting income
Net premiums written	$778	$776	$2	0.3
Unearned premiums increase	46	25	21	89.3
Earned premiums	732	751	(19)	(2.5)

Losses incurred	$457	$418	$39	9.3
Allocated loss expenses incurred	36	37	(1)	(3.1)
Unallocated loss expenses incurred	50	46	4	8.5
Other underwriting expenses incurred	236	233	3	1.3
Workers compensation dividend incurred	4	5	(1)	(18.1)

Total underwriting deductions	$783	$739	$44	5.9
Net underwriting (loss) gain	$(51)	$12	$(63)	nm

Investment income
Gross investment income earned	$86	$95	$(9)	(9.7)
Net investment income earned	85	94	(9)	(9.8)
Net realized capital gains	(34)	(91)	57	(62.0)
Net investment gains (excl. subs)	$51	$3	$48	nm
Dividend from subsidiary	20	—	20	nm
Net investment gains (net of tax)	$71	$3	$68	nm

Other income	$1	$1	$—	(22.8)

Net income before federal income taxes	$21	$16	$5	31.5
Federal and foreign income taxes incurred	$(1)	$68	$(69)	nm
Net income (loss) (statutory)	$22	$(52)	$74	nm

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2009 First-quarter Supplement

Consolidated Cincinnati Insurance Companies — All Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 14 for adjusted data)

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08

Net premiums written				$778	$717	$727	$790	$776		$1,566		$2,292		$3,010
Net premiums earned				$732	$747	$751	$761	$751		$1,512		$2,263		$3,010

Losses paid				$401	$383	$467	$396	$383		$778		$1,245		$1,629
Loss reserve change				56	(1)	(11)	83	35		119		108		107
Total losses incurred				$457	$382	$456	$479	$418		$897		$1,353		$1,736
Allocated loss expense paid				30	39	35	32	25		58		93		131
Allocated loss expense reserve change				6	(12)	(16)	1	12		12		(4)		(16)
Total allocated loss expense incurred				$36	$27	$19	$33	$37		$70		$89		$115
Unallocated loss expense paid				48	62	47	43	43		86		133		195
Unallocated loss expense reserve change				2	3	1	3	3		6		7		10
Total unallocated loss expense incurred				$50	$65	$48	$46	$46		$92		$140		$205
Underwriting expenses incurred				240	264	241	223	238		460		701		971

Underwriting (loss) profit				$(51)	$9	$(13)	$(20)	$12		$(7)		$(20)		$(17)

Ratio Data
Loss ratio				62.5%	51.2%	60.8%	63.0%	55.6%		59.3%		59.8%		57.7%
Allocated loss expense ratio				4.9	3.5	2.5	4.3	5.0		4.6		3.9		3.8
Unallocated loss expense ratio				6.8	8.7	6.4	6.1	6.1		6.1		6.2		6.8
Net underwriting expense ratio				30.9	36.8	33.1	28.1	30.6		29.3		30.6		32.1

Statutory combined ratio				105.1%	100.2%	102.8%	101.5%	97.3%		99.3%		100.5%		100.4%
Statutory combined ratio excluding catastrophes				97.9%	102.3%	94.4%	86.6%	91.5%		89.0%		90.8%		93.6%

Loss Detail
New losses greater than $4,000,000				$9	$10	$10	$18	$—		$26		$36		$46
New losses $2,000,000-$4,000,000				17	19	17	25	22		39		56		75
New losses $1,000,000-$2,000,000				11	22	33	17	22		39		72		94
New losses $750,000-$1,000,000				11	12	14	13	9		21		35		48
New losses $500,000-$750,000				16	16	16	13	11		24		40		56
New losses $250,000-$500,000				35	35	33	27	29		57		90		124
Case reserve development above $250,000				56	82	59	54	49		103		162		245

Large losses subtotal				$155	$196	$182	$167	$142		$309		$491		$688
IBNR incurred				18	(16)	(6)	(6)	6		—		(6)		(22)
Catastrophe losses incurred				53	(16)	63	113	43		156		219		203
Remaining incurred				231	218	217	205	227		432		649		867

Total losses incurred				$457	$382	$456	$479	$418		$897		$1,353		$1,736

Loss Ratio
New losses greater than $4,000,000				1.3%	1.3%	1.3%	2.4%	—%		1.7%		1.6%		1.5%
New losses $2,000,000-$4,000,000				2.4	2.5	2.2	3.3	2.9		2.6		2.5		2.5
New losses $1,000,000-$2,000,000				1.4	2.9	4.4	2.2	2.9		2.6		3.0		3.1
New losses $750,000-$1,000,000				1.5	1.6	1.9	1.7	1.1		1.4		1.6		1.6
New losses $500,000-$750,000				2.1	2.2	2.1	1.7	1.5		1.6		1.8		1.9
New losses $250,000-$500,000				4.8	4.6	4.4	3.6	3.9		3.7		4.0		4.1
Case reserve development above $250,000				7.6	11.0	7.9	7.1	6.5		6.9		7.2		8.1

Large losses subtotal				21.1%	26.1%	24.2%	22.0%	18.9%		20.5%		21.7%		22.8%
IBNR incurred				2.5	(2.1)	(0.8)	(0.9)	0.8		—		(0.3)		(0.7)
Total catastrophe losses incurred				7.2	(2.1)	8.4	14.9	5.7		10.3		9.7		6.8
Remaining incurred				31.7	29.3	29.0	27.0	30.2		28.5		28.7		28.8

Total loss ratio				62.5%	51.2%	60.8%	63.0%	55.6%		59.3%		59.8%		57.7%

Loss Claim Count
New losses greater than $4,000,000				2	2	2	5	2		7		9		11
New losses $2,000,000-$4,000,000				7	7	6	8	5		13		19		26
New losses $1,000,000-$2,000,000				9	17	27	13	19		32		59		76
New losses $750,000-$1,000,000				13	14	17	15	10		25		42		56
New losses $500,000-$750,000				28	28	28	23	21		44		72		100
New losses $250,000-$500,000				108	105	100	84	87		171		271		376
Case reserve development above $250,000				89	146	102	84	81		165		267		413

Large losses total				256	319	282	232	225		457		739		1,058

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2009 First-quarter Supplement

Consolidated Cincinnati Insurance Companies — Commercial Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 15 for adjusted data)

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08

Net premiums written				$626	$552	$538	$597	$625		$1,222		$1,759		$2,311
Net premiums earned				$557	$573	$582	$586	$574		$1,161		$1,743		$2,316

Losses paid				$271	$262	$326	$280	$266		$546		$871		$1,133
Loss reserve change				50	26	(3)	67	32		100		97		123
Total losses incurred				$321	$288	$323	$347	$298		$646		$968		$1,256
Allocated loss expense paid				26	35	31	28	22		50		82		116
Allocated loss expense reserve change				6	(13)	(15)	1	12		13		(3)		(16)
Total allocated loss expense incurred				$32	$22	$16	$29	$34		$63		$79		$100
Unallocated loss expense paid				34	42	34	31	30		61		95		137
Unallocated loss expense reserve change				2	7	(1)	1	3		4		4		10
Total unallocated loss expense incurred				$36	$49	$33	$32	$33		$65		$99		$147
Underwriting expenses incurred				183	204	180	166	186		352		532		742

Underwriting (loss) profit				$(15)	$10	$30	$12	$23		$35		$65		$71

Ratio Data
Loss ratio				57.6%	50.3%	55.4%	59.2%	52.0%		55.6%		55.5%		54.2%
Allocated loss expense ratio				5.8	3.8	2.7	5.0	5.9		5.4		4.5		4.3
Unallocated loss expense ratio				6.4	8.4	5.7	5.5	5.7		5.7		5.7		6.4
Net underwriting expense ratio				29.2	36.5	33.5	27.8	29.7		28.8		30.2		31.7

Statutory combined ratio				99.0%	99.0%	97.3%	97.5%	93.3%		95.5%		95.9%		96.6%
Statutory combined ratio excluding catastrophes				96.5%	100.5%	93.3%	86.2%	89.4%		87.8%		89.5%		92.2%

Loss Detail
New losses greater than $4,000,000				$9	$10	$5	$18	$—		$26		$31		$41
New losses $2,000,000-$4,000,000				17	19	17	25	22		40		56		75
New losses $1,000,000-$2,000,000				9	18	26	15	18		33		60		78
New losses $750,000-$1,000,000				9	10	12	11	8		19		31		41
New losses $500,000-$750,000				12	11	14	12	9		20		34		45
New losses $250,000-$500,000				26	28	25	22	23		45		70		98
Case reserve development above $250,000				51	76	57	51	44		96		153		229

Large losses subtotal				$133	$172	$156	$154	$124		$279		$435		$607
IBNR incurred				18	(12)	(7)	(8)	6		(2)		(10)		(22)
Catastrophe losses incurred				14	(9)	23	66	22		89		112		103
Remaining incurred				156	137	151	135	146		280		431		568

Total losses incurred				$321	$288	$323	$347	$298		$646		$968		$1,256

Loss Ratio
New losses greater than $4,000,000				1.7%	1.8%	0.9%	3.1%	—		2.3%		1.8%		1.8%
New losses $2,000,000-$4,000,000				3.1	3.2	2.9	4.3	3.9		3.4		3.2		3.2
New losses $1,000,000-$2,000,000				1.6	3.1	4.5	2.5	3.2		2.9		3.4		3.4
New losses $750,000-$1,000,000				1.6	1.7	2.1	1.9	1.3		1.6		1.8		1.8
New losses $500,000-$750,000				2.1	2.0	2.3	2.0	1.5		1.7		1.9		2.0
New losses $250,000-$500,000				4.7	4.9	4.3	3.8	4.0		3.9		4.0		4.2
Case reserve development above $250,000				9.1	13.2	9.8	8.7	7.8		8.3		8.8		9.9

Large losses subtotal				23.9%	29.9%	26.8%	26.3%	21.7%		24.0%		24.9%		26.3%
IBNR incurred				3.3	(2.1)	(1.3)	(1.4)	1.0		(0.2)		(0.6)		(0.9)
Total catastrophe losses incurred				2.5	(1.5)	4.0	11.3	3.9		7.7		6.4		4.5
Remaining incurred				27.9	24.0	25.9	23.0	25.4		24.2		24.8		24.3

Total loss ratio				57.6%	50.3%	55.4%	59.2%	52.0%		55.7%		55.5%		54.2%

Loss Claim Count
New losses greater than $4,000,000				2	2	1	4	2		4		7		9
New losses $2,000,000-$4,000,000				7	7	6	9	5		14		20		27
New losses $1,000,000-$2,000,000				8	14	21	12	16		22		49		63
New losses $750,000-$1,000,000				10	11	15	13	9		21		37		48
New losses $500,000-$750,000				21	19	24	21	16		40		61		80
New losses $250,000-$500,000				81	85	74	67	68		166		209		294
Case reserve development above $250,000				77	129	95	76	74		206		245		374

Large losses total				206	267	236	202	190		473		628		895

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2009 First-quarter Supplement

Consolidated Cincinnati Insurance Companies — Personal Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 16 for adjusted data)

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08

Net premiums written				$145	$160	$184	$191	$150		$341		$525		$685
Net premiums earned				$171	$171	$167	$174	$177		$351		$518		$689

Losses paid				$130	$123	$141	$116	$116		$232		$373		$496
Loss reserve change				4	(31)	(8)	16	3		19		11		(20)
Total losses incurred				$134	$92	$133	$132	$119		$251		$384		$476
Allocated loss expense paid				3	4	4	4	3		7		11		15
Allocated loss expense reserve change				—	1	(1)	(1)	—		—		(1)		(1)
Total allocated loss expense incurred				$3	$5	$3	$3	$3		$7		$10		$14
Unallocated loss expense paid				15	19	13	13	13		25		38		57
Unallocated loss expense reserve change				—	(3)	1	1	1		2		3		1
Total unallocated loss expense incurred				$15	$16	$14	$14	$14		$27		$41		$58
Underwriting expenses incurred				51	58	56	55	51		106		162		224

Underwriting loss				$(32)	$—	$(39)	$(30)	$(10)		$(40)		$(79)		$(83)

Ratio Data
Loss ratio				78.3%	53.6%	79.7%	75.6%	67.4%		71.5%		74.1%		69.0%
Allocated loss expense ratio				1.9	2.7	1.8	1.9	1.9		1.9		1.9		2.1
Unallocated loss expense ratio				8.3	9.6	8.7	7.9	7.4		7.6		8.0		8.3
Net underwriting expense ratio				35.4	36.2	30.4	28.9	34.1		31.2		30.9		32.2

Statutory combined ratio				123.9%	102.1%	120.6%	114.3%	110.8%		112.2%		114.9%		111.6%
Statutory combined ratio excluding catastrophes				101.3%	106.2%	96.8%	87.3%	99.2%		92.9%		94.2%		97.1%

Loss Detail
New losses greater than $4,000,000				$—	$—	$5	$—	$—		$—		$5		$5
New losses $2,000,000-$4,000,000				—	—	—	—	—		—		—		—
New losses $1,000,000-$2,000,000				1	4	6	2	4		5		12		16
New losses $750,000-$1,000,000				2	3	2	2	1		3		4		7
New losses $500,000-$750,000				4	5	2	1	3		4		6		11
New losses $250,000-$500,000				9	7	8	5	6		12		20		26
Case reserve development above $250,000				5	6	2	3	4		7		9		16

Large losses subtotal				$21	$25	$25	$13	$18		$31		$56		$81
IBNR incurred				(1)	(4)	2	2	—		2		4		—
Catastrophe losses incurred				39	(7)	40	47	21		67		107		100
Remaining incurred				75	78	66	70	80		151		217		295

Total losses incurred				$134	$92	$133	$132	$119		$251		$384		$476

Loss Ratio
New losses greater than $4,000,000				—%	—%	3.0%	—%	—%		—%		1.0%		0.7%
New losses $2,000,000-$4,000,000				—	—	—	—	—		—		—		—
New losses $1,000,000-$2,000,000				0.8	2.4	3.8	1.1	2.1		1.6		2.3		2.3
New losses $750,000-$1,000,000				1.4	1.5	1.0	1.1	0.4		0.8		0.8		1.0
New losses $500,000-$750,000				2.2	2.9	1.3	0.7	1.5		1.1		1.2		1.6
New losses $250,000-$500,000				5.0	3.9	4.8	3.0	3.6		3.3		3.8		3.8
Case reserve development above $250,000				3.0	3.8	1.4	1.5	2.5		1.9		1.7		2.3

Large losses subtotal				12.4%	14.5%	15.3%	7.5%	10.0%		8.7%		10.8%		11.7%
IBNR incurred				(0.6)	(2.3)	1.0	0.9	0.2		0.6		0.7		—
Total catastrophe losses incurred				22.6	(4.1)	23.8	27.0	11.6		19.3		20.7		14.5
Remaining incurred				43.9	45.5	39.6	40.2	45.6		42.9		41.9		42.8

Total loss ratio				78.3%	53.6%	79.7%	75.6%	67.4%		71.5%		74.1%		69.0%

Loss Claim Count
New losses greater than $4,000,000				—	—	1	—	—		—		1		—
New losses $2,000,000-$4,000,000				—	—	—	—	—		—		—		3
New losses $1,000,000-$2,000,000				1	3	6	1	3		4		10		7
New losses $750,000-$1,000,000				3	3	2	2	1		6		5		14
New losses $500,000-$750,000				7	9	4	2	5		16		11		51
New losses $250,000-$500,000				27	20	26	17	19		47		62		28
Case reserve development above $250,000				12	17	7	8	7		29		22		79

Large losses total				50	52	46	30	35		102		111		182

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2009 First-quarter Supplement

Consolidated Cincinnati Insurance Companies
Agency Direct Written Premiums by Risk State by Line of Business for the Three Months Ended March 31, 2009

	Standard Market										E&S			Standard Market		*Consolidated
	Commercial							Personal			Commercial	Consolidated		Commercial	Personal	Total
(Dollars in millions)	Comm	Comm	Comm	Workers’	Specialty	Surety &	Mach. &	Pers	Home	Other	Casualty	2009	2008	Change	Change	Change
Risk State	Casualty	Prop	Auto	Comp	Packages	Exec Risk	Equip	Auto	Owner	Personal	& Prop	Total	Total	%	%	%

AL	$4.5	$4.8	$1.9	$0.2	$2.2	$0.7	$0.1	$3.5	$5.5	$1.2	$0.1	$24.7	$24.0	3.9	1.1	3.0
AZ	2.9	1.6	2.3	0.5	0.2	0.2	0.3	0.2	0.2	0.1	0.1	8.5	9.8	(18.4)	399.5	(13.6)
AR	2.5	2.4	1.7	1.4	1.0	0.4	0.1	0.7	0.8	0.2	0.1	11.3	11.1	0.7	3.0	2.3
DE	0.4	0.2	0.2	0.7	0.1	0.1	—	—	—	—	—	1.5	1.1	32.3	nm	32.3
FL	6.5	6.6	2.8	0.5	0.7	0.5	0.3	2.8	4.5	0.9	—	26.1	29.8	(15.0)	(7.8)	(12.9)
GA	7.4	5.6	5.5	3.8	1.9	1.8	0.3	7.0	6.2	1.9	0.6	41.9	40.4	2.9	1.7	3.7
ID	2.4	1.3	1.5	0.1	0.3	0.3	0.1	—	—	—	—	5.9	5.9	(0.4)	nm	0.3
IL	18.0	12.4	9.0	15.0	3.7	1.7	0.7	5.1	3.8	1.5	0.9	71.7	73.8	(4.2)	(0.2)	(2.8)
IN	13.1	10.9	8.1	8.7	2.4	1.5	1.0	5.7	5.0	1.5	0.8	58.8	57.9	1.4	(2.6)	1.5
IA	5.8	4.0	2.9	7.8	1.1	0.8	0.3	0.7	0.7	0.4	0.1	24.4	22.4	10.7	(12.1)	9.1
KS	2.6	2.5	1.2	3.1	0.8	0.5	0.1	0.8	1.0	0.3	0.1	13.0	11.9	13.2	(9.5)	9.2
KY	5.5	5.7	3.7	1.0	1.6	1.1	0.2	4.4	3.3	1.0	0.4	27.8	26.5	3.9	2.7	4.9
MD	4.1	1.5	2.9	2.7	0.4	0.2	0.1	0.1	0.4	0.1	0.2	12.7	11.5	8.0	21.9	10.0
MI	8.4	5.7	3.7	4.8	3.0	1.5	0.4	2.5	2.7	0.7	0.2	33.7	33.3	0.5	(1.6)	0.8
MN	6.2	4.7	2.6	2.1	1.0	0.7	0.4	1.3	1.2	1.1	0.3	21.5	20.9	0.7	4.8	2.6
MO	5.4	5.2	3.1	3.6	1.6	0.8	0.3	0.6	0.9	0.2	0.4	22.1	23.8	(10.1)	10.5	(7.2)
MT	4.4	1.8	1.9	—	0.3	0.1	0.1	0.2	0.2	—	0.1	9.1	8.8	(2.3)	872.5	2.6
NE	1.7	1.6	1.0	2.2	0.4	0.3	0.1	0.2	0.2	0.1	—	8.0	7.6	5.4	(3.8)	5.2
NH	0.7	0.4	0.3	0.8	0.2	0.1	—	0.1	0.1	0.1	0.1	2.9	3.1	(7.7)	(13.9)	(6.8)
NM	0.5	0.3	0.3	0.2	—	0.1	—	—	—	—	0.1	1.4	0.4	218.0	nm	237.7
NY	7.4	2.1	2.8	0.8	0.3	0.3	0.2	—	—	—	0.1	13.8	11.3	21.5	(25.5)	22.0
NC	9.6	6.6	6.0	7.2	3.2	2.0	0.4	0.7	0.8	0.7	0.3	37.5	36.5	(0.9)	76.6	2.6
ND	1.8	0.8	0.8	—	0.2	0.2	0.1	0.1	0.1	—	—	4.0	4.1	(2.3)	(10.6)	(2.5)
OH	44.0	24.3	15.6	—	4.3	6.6	1.3	24.7	16.9	6.8	1.0	145.5	149.2	(0.9)	(7.3)	(2.7)
PA	13.4	8.2	8.0	14.6	2.4	1.3	0.5	1.5	1.1	0.8	0.3	52.0	53.7	(3.4)	(2.9)	(2.9)
SC	2.8	1.4	1.6	1.5	0.7	0.5	0.1	—	—	—	0.2	8.9	10.1	(14.9)	80.8	(12.3)
SD	1.2	0.8	0.5	1.4	0.1	0.1	—	—	—	—	—	4.2	4.3	(1.1)	(0.2)	(0.9)
TN	6.9	5.3	3.7	3.0	2.5	0.9	0.3	1.9	1.9	0.7	0.2	27.3	26.7	2.0	(0.2)	2.5
TX	0.3	0.4	0.3	0.4	—	0.1	—	—	—	—	—	1.4	1.8	(18.2)	nm	(16.0)
UT	3.2	1.4	1.7	—	0.2	0.4	0.2	0.2	0.1	—	0.4	7.8	6.4	10.4	nm	20.7
VT	1.3	1.2	0.8	1.5	0.3	0.2	0.1	0.1	0.2	0.1	0.1	5.8	5.3	9.2	(14.3)	9.5
VA	9.7	6.7	6.0	5.6	1.3	1.7	0.3	1.9	1.5	0.6	0.2	35.5	36.2	(2.7)	(1.1)	(1.9)
WA	0.4	0.2	0.2	—	—	—	—	—	—	—	—	0.8	0.2	474.2	nm	474.2
WV	2.1	1.2	1.3	0.2	0.7	0.2	0.1	—	0.1	0.1	0.2	6.2	6.0	0.9	(3.6)	3.6
WI	8.1	5.1	3.6	9.6	1.1	0.8	0.5	1.7	1.4	0.7	0.2	32.6	31.7	4.0	(6.0)	3.1
Alal l Other	1.2	0.9	1.0	1.1	—	0.5	—	—	0.1	—	—	4.7	4.2	16.8	(34.2)	15.6

Total	$216.2	$145.4	$110.4	$106.1	$40.2	$28.8	$8.7	$68.7	$60.7	$21.8	$7.6	$814.8	$811.7	(0.1)	(1.9)	0.4
Other Direct	—	0.5	—	1.0	—	—	—	—	1.1	—	—	2.5	4.4	(50.8)	(23.4)	(42.2)

Total Direct	$216.2	$145.9	$110.4	$107.1	$40.2	$28.8	$8.7	$68.7	$61.8	$21.8	$7.6	$817.3	$816.1	(0.3)	(2.1)	0.1

Excess and Surplus direct premiums written were $7.6 million and $1.0 million for the quarter ended March 31, 2009 and 2008, respectively.

*	Consolidated change consists of commercial lines, personal lines and E&S.

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts.
2009 First-quarter Supplement

Consolidated Cincinnati Insurance Companies
Quarterly Detailed Loss Analysis

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08

All Lines
Loss and loss expenses:
Loss and loss expenses — current AY				$482	$610	$564	$532	$467		$999		$1,565		$2,174
Loss and loss expenses — prior AY’s				9	(120)	(103)	(87)	(9)		(95)		(199)		(318)
Catastrophes — current AY				55	(17)	62	113	47		160		222		205
Catastrophes — prior AY’s				(2)	1	2	—	(4)		(4)		(2)		(1)

Total				$544	$474	$525	$558	$501		$1,060		$1,586		$2,060

Ratio to Earned Premiums
Loss and loss expenses :
Loss and loss expenses — current AY				65.8%	81.9%	75.1%	69.9%	62.2%		66.1%		69.2%		72.2%
Loss and loss expenses — prior AY’s				1.2	(16.2)	(13.8)	(11.4)	(1.2)		(6.3)		(8.8)		(10.6)
Catastrophes — current AY				7.5	(2.2)	8.3	14.8	6.2		10.6		9.8		6.8
Catastrophes — prior AY’s				(0.3)	0.1	0.1	0.1	(0.5)		(0.3)		(0.2)		—

Total				74.2%	63.6%	69.7%	73.3%	66.7%		70.1%		70.0%		68.4%

Commercial Lines
Loss and loss expenses:
Loss and loss expenses — current AY				$363	$464	$436	$416	$354		$770		$1,207		$1,671
Loss and loss expenses — prior AY’s				11	(97)	(87)	(74)	(11)		(84)		(171)		(268)
Catastrophes — current AY				17	(9)	23	66	25		92		115		106
Catastrophes — prior AY’s				(3)	—	1	—	(3)		(3)		(2)		(2)

Total				$388	$358	$373	$408	$365		$775		$1,149		$1,507

Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses — current AY				65.2%	80.9%	75.0%	71.1%	61.6%		66.3%		69.2%		72.2%
Loss and loss expenses — prior AY’s				2.1	(17.0)	(15.0)	(12.6)	(1.9)		(7.1)		(9.7)		(11.6)
Catastrophes — current AY				3.1	(1.5)	4.0	11.2	4.5		8.0		6.7		4.6
Catastrophes — prior AY’s				(0.6)	—	0.1	0.1	(0.6)		(0.3)		(0.2)		(0.1)

Total				69.8%	62.4%	64.0%	69.7%	63.6%		66.9%		66.0%		65.1%

Personal Lines
Loss and loss expenses:
Loss and loss expenses — current AY				$115	$143	$127	$115	$113		$228		$356		$499
Loss and loss expenses — prior AY’s				(2)	(23)	(16)	(13)	2		(11)		(28)		(51)
Catastrophes — current AY				38	(8)	39	47	22		68		107		99
Catastrophes — prior AY’s				1	1	1	—	(1)		(1)		—		1

Total				$152	$113	$151	$149	$136		$284		$435		$548

Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses — current AY				67.4%	83.8%	75.6%	65.6%	64.1%		65.4%		68.6%		72.4%
Loss and loss expenses — prior AY’s				(1.4)	(13.7)	(9.4)	(7.2)	1.0		(3.2)		(5.4)		(7.3)
Catastrophes — current AY				22.0	(4.7)	23.3	27.0	11.9		19.5		20.7		14.4
Catastrophes — prior AY’s				0.6	0.5	0.5	0.0	(0.3)		(0.5)		0.1		0.1

Total				88.6%	65.9%	90.0%	85.4%	76.7%		81.2%		84.0%		79.6%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
2009 First-quarter Supplement

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data — All Lines

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08

Premiums
Agency renewal written premiums				$695	$669	$687	$739	$733		$1,471		$2,159		$2,828
Agency new business written premiums				97	100	92	100	76		176		267		368
Ceded written premiums				(39)	(41)	(49)	(37)	(38)		(75)		(124)		(165)
Other written premiums				2	2	4	1	2		3		7		9
Written premium adjustment — statutory				23	(13)	(7)	(12)	3		(9)		(17)		(30)

Reported written premiums — statutory*				$778	$717	$727	$790	$776		$1,566		$2,292		$3,010
Unearned premium change				(46)	30	24	(29)	(25)		(54)		(29)		—

Earned premiums				$732	$747	$751	$761	$751		$1,512		$2,263		$3,010

Year over year change %
Agency renewal written premiums				(5.2)%	(5.1)%	(6.1)%	(3.0)%	(3.7)%		(3.4)%		(4.3)%		(4.5)%
Agency new business written premiums				28.9	23.6	12.1	22.8	(6.3)		8.3		9.6		13.1
Ceded written premiums				4.6	0.3	20.3	(4.6)	(1.1)		(2.9)		5.1		3.8
Other written premiums				32.5	(50.6)	(39.1)	(74.6)	(71.8)		(73.1)		(61.6)		(59.3)
Written premium adjustment — statutory				661.2	(48.0)	(81.6)	(900.0)	(91.5)		(124.3)		161.5		(4.8)
Reported written premiums — statutory*				0.3	(1.0)	(1.3)	(2.5)	(8.3)		(5.4)		(4.2)		(3.4)

Statutory combined ratio
Statutory combined ratio				105.1%	100.2%	102.8%	101.5%	97.2%		99.4%		100.5%		100.4%
Contribution from catastrophe losses				7.2	(2.1)	8.4	14.9	5.7		10.3		9.7		6.8

Statutory combined ratio excluding catastrophe losses				97.9%	102.3%	94.4%	86.6%	91.5%		89.1%		90.8%		93.6%

Commission expense ratio				17.7%	20.8%	17.7%	17.4%	17.7%		17.5%		17.6%		18.4%
Other expense ratio				13.2	15.9	15.4	10.7	12.9		11.8		12.8		13.7

Statutory expense ratio				30.9%	36.7%	33.1%	28.1%	30.6%		29.3%		30.4%		32.1%

GAAP combined ratio
GAAP combined ratio				107.5%	98.9%	101.2%	103.5%	98.6%		101.1%		101.1%		100.6%
Contribution from catastrophe losses				7.2	(2.1)	8.4	14.9	5.7		10.3		9.7		6.8

GAAP combined ratio excluding catastrophe losses				100.3%	101.0%	92.8%	88.6%	92.9%		90.8%		91.4%		93.8%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2009 First-quarter Supplement

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data — Commercial Lines

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08

Premiums
Agency renewal written premiums				$557	$514	$502	$552	$588		$1,140		$1,642		$2,156
Agency new business written premiums				76	83	77	87	66		153		229		312
Ceded written premiums				(31)	(23)	(46)	(31)	(32)		(63)		(109)		(131)
Other written premiums				1	(9)	13	1	—		1		14		4
Written premium adjustment — statutory				23	(13)	(8)	(12)	3		(9)		(17)		(30)

Reported written premiums — statutory*				$626	$552	$538	$597	$625		$1,222		$1,759		$2,311
Unearned premium change				(69)	21	44	(11)	(51)		(61)		(16)		5

Earned premiums				$557	$573	$582	$586	$574		$1,161		$1,743		$2,316

Year over year change %
Agency renewal written premiums				(5.2)%	(5.9)%	(7.7)%	(2.9)%	(4.0)%		(3.5)%		(4.8)%		(5.1)%
Agency new business written premiums				14.9	16.4	6.0	21.2	(8.3)		6.4		6.3		8.8
Ceded written premiums				0.2	(33.0)	43.6	(1.6)	2.8		0.6		15.1		2.4
Other written premiums				nm	(391.7)	250.5	(73.4)	(99.4)		(89.2)		25.0		(66.5)
Written premium adjustment — statutory				666.7	(45.8)	(81.6)	(900.0)	(91.5)		(124.3)		161.7		(1.6)
Reported written premiums — statutory*				0.1	(1.9)	(1.2)	(2.7)	(9.8)		(6.5)		(4.9)		(4.2)

Statutory combined ratio
Statutory combined ratio				99.0%	99.0%	97.3%	97.5%	93.3%		95.5%		95.9%		96.6%
Contribution from catastrophe losses				2.5	(1.5)	4.0	11.3	3.9		7.7		6.4		4.5

Statutory combined ratio excluding catastrophe losses				96.5%	100.5%	93.3%	86.2%	89.4%		87.8%		89.5%		92.1%

Commission expense ratio				16.4%	20.8%	18.1%	16.9%	16.5%		16.7%		17.1%		18.0%
Other expense ratio				12.8	15.7	15.4	10.9	13.2		12.1		13.1		13.7

Statutory expense ratio				29.2%	36.5%	33.5%	27.8%	29.7%		28.8%		30.2%		31.7%

GAAP combined ratio
GAAP combined ratio				102.2%	98.1%	94.9%	99.9%	95.0%		97.4%		96.6%		97.0%
Contribution from catastrophe losses				2.5	(1.5)	4.0	11.3	3.9		7.7		6.4		4.5

GAAP combined ratio excluding catastrophe losses				99.7%	99.6%	90.9%	88.6%	91.1%		89.7%		90.2%		92.5%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2009 First-quarter Supplement

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data — Personal Lines

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08

Premiums
Agency renewal written premiums				$137	$156	$185	$186	$146		$332		$517		$672
Agency new business written premiums				14	11	11	10	8		19		30		42
Ceded written premiums				(7)	(8)	(13)	(6)	(6)		(12)		(26)		(33)
Other written premiums				1	—	1	1	2		2		4		4
Written premium adjustment — statutory				—	—	—	—	—		—		—		—

Reported written premiums — statutory*				$145	$158	$184	$191	$150		$341		$525		$685
Unearned premium change				26	13	(17)	(17)	27		10		(7)		4

Earned premiums				$171	$171	$167	$174	$177		$351		$518		$689

Year over year change %
Agency renewal written premiums				(6.0)%	(2.3)%	(1.6)%	(3.3)%	(2.8)%		(3.1)%		(2.5)%		(2.5)%
Agency new business written premiums				67.2	17.9	11.8	7.7	(0.5)		3.9		6.7		9.5
Ceded written premiums				23.1	7.0	61.4	(17.3)	(17.2)		(17.3)		11.0		10.1
Other written premiums				(50.0)	(64.9)	(37.3)	(76.2)	(0.4)		(43.3)		(41.3)		(45.4)
Written premium adjustment — statutory				—	(100.0)	(100.0)	—	(100.0)		(100.0)		(100.0)		(100.0)
Reported written premiums — statutory*				(3.5)	(1.4)	(4.0)	(3.0)	(2.0)		(2.6)		(3.1)		(2.7)

Statutory combined ratio
Statutory combined ratio				123.9%	102.1%	120.6%	114.3%	110.8%		112.2%		114.9%		111.6%
Contribution from catastrophe losses				22.6	(4.1)	23.8	27.0	11.6		19.3		20.7		14.5

Statutory combined ratio excluding catastrophe losses				101.3%	106.2%	96.8%	87.3%	99.2%		92.9%		94.2%		97.1%

Commission expense ratio				22.5%	21.2%	16.4%	18.6%	22.3%		20.2%		18.9%		19.5%
Other expense ratio				12.9	15.0	14.0	10.3	11.8		11.0		12.0		12.7

Statutory expense ratio				35.4%	36.2%	30.4%	28.9%	34.1%		31.2%		30.9%		32.2%

GAAP combined ratio
GAAP combined ratio				120.7%	100.0%	122.5%	115.3%	110.1%		112.7%		115.9%		111.9%
Contribution from catastrophe losses				22.6	(4.1)	23.8	27.0	11.6		19.3		20.7		14.5

GAAP combined ratio excluding catastrophe losses				98.1%	104.1%	98.7%	88.3%	98.5%		93.4%		95.2%		97.4%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies
2009 First-quarter Supplement

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2009	2008	Change	% Change

Net premiums written	$48	$42	$6	15.3
Net investment income	30	29	1	2.7
Amortization of interest maintenance reserve	(2)	—	(2)	nm
Commissions and expense allowances on reinsurance ceded	2	2	—	(9.3)
Income from fees associated with Separate Accounts	1	1	—	(43.5)
Total revenues	$79	$74	$5	7.2

Death benefits and matured endowments	$17	$11	$6	58.4
Annuity benefits	10	7	3	31.0
Disability benefits and benefits under accident and health contracts	—	1	(1)	nm
Surrender benefits and group conversions	5	6	(1)	(10.7)
Interest and adjustments on deposit-type contract funds	3	3	—	(4.8)
Increase in aggregate reserves for life and accident and health contracts	28	22	6	23.2
Payments on supplementary contracts with life contingencies	—	—	—	nm
Total benefit expenses	$63	$50	$13	25.9

Commissions	$8	$8	$—	2.2
General insurance expenses and taxes	9	9	—	(5.8)
Increase in loading on deferred and uncollected premiums	—	—	—	nm
Net transfers to or (from) Separate Accounts	(2)	—	(2)	nm
Other deductions	—	—	—	nm
Total operating expenses	$15	$17	$(2)	(14.5)

Federal and foreign income taxes incurred	(3)	8	(11)	nm

Net gain from operations before realized capital gains or (losses)	$4	$(1)	$5	nm

Net realized gains or (losses) net of capital gains tax	(6)	(7)	1	5.2

Net loss (statutory)	$(2)	$(8)	$6	77.5

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2009 First-quarter Supplement